IMPLANTABLE VISION, INC.
                      (FORMERLY BAYMARK TECHNOLOGIES, INC.)
                                   (UNAUDITED)

                          PROFORMA FINANCIAL STATEMENTS

                     FOR THE PERIOD ENDED NOVEMBER 30, 2005

                              PROFORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

     The following Proforma Consolidated Financial Statements have been prepared based upon the acquisition of JIG JIG LLC (100%) by BT Acquisition, Inc., the wholly owned subsidiary of Implantable Vision, Inc. (Formerly Baymark Technologies, Inc.). The Proforma Financial Statements assume that the transaction occurred as of November 30, 2005, the month end immediately preceding the closing of the transaction on December 16, 2005, and show the issuance of 30,010,000 shares in the transaction, and the receipt of $475,000 in a capital contribution, and the elimination of $609,396 in old debt through settlement.



                            IMPLANTABLE VISION, INC.
                     (Formerly Baymark Technologies, Inc.)
                          Consolidated Balance Sheet.



                                                                                          (Unaudited)
                                                                                             Proforma           Audited
                                                                                           November 30,         July 31,
                                                                                               2005               2005
                                                                                          ---------------    ---------------

ASSETS:
Current Assets:
    Cash                                                                                            $ 50                $ -
                                                                                          ---------------    ---------------

        Total Current Assets                                                                          50                  -
                                                                                          ---------------    ---------------

Fixed Assets:
     Property & Equipment                                                                              -             33,950
     Less Accumulated Depreciation                                                                     -            (33,950)
                                                                                          ---------------    ---------------

          Total Fixed Assets                                                                           -                  -
                                                                                          ---------------    ---------------

TOTAL ASSETS                                                                                        $ 50                $ -
                                                                                          ===============    ===============


LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
    Accounts Payable                                                                            $ 24,905           $298,944
    Accrued Expenses                                                                                   -            141,573
    Note Payable - Related Party                                                                   4,702            168,731
    Discontinued Operations Liability                                                                  -                148
                                                                                          ---------------    ---------------

        Total Current Liabilities                                                                 29,607            609,396
                                                                                          ---------------    ---------------

 Stockholders' Equity:
    Preferred Stock, $.001 par value, 100,000,000 shares authorized                                1,000              1,000
       Series A Convertible preferred stock 1,000,000 shares
       issued and outstanding 2005
       Series B Convertible preferred stock 100,000 shares                                             -                100
       issued and outstanding July 2005, None outstanding Nov 2005
    Common stock, $.001 par value, 150,000,000 shares authorized                                  30,373              6,623
       30,372,200 shares issued and outstanding post transaction 2005
        662,200 shares issued and outstanding July 31, 2005
    Additional Paid-In Capital                                                                 8,293,921          7,812,361
    Accumulated deficit                                                                       (8,354,851)        (8,429,480)
                                                                                          ---------------    ---------------

        Total Stockholders' Equity                                                               (29,557)          (609,396)
                                                                                          ---------------    ---------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                            $ 50                $ -
                                                                                          ===============    ===============
See Accountants' Review Report



                            IMPLANTABLE VISION, INC.
                     (Formerly Baymark Technologies, Inc.)
                      Consolidated Statement of Operations
                                  (Unaudited)

                                                                             Proforma
                                                                             November 30,
                                                                       2005                  2004
                                                                       ----                  ----

Revenue:
    Sales                                                                 $ -                  $ -                   -
                                                                    ------------          ---------
Total Income                                                                -                    -
                                                                    ------------          ---------
Operating Expenses:
     Administrative Expenses                                           34,957                    -
                                                                    ------------          ---------
Total Expenses                                                         34,957                    -
                                                                    ------------          ---------
Net Loss From Operations                                              (34,957)                   -
                                                                    ------------          ---------
Other Income/Expenses:
     Forgiveness of debt                                             (134,396)
     Acquisition Costs                                                 24,810
     Interest Expense                                                       -                    -
                                                                    ------------          ---------
Net Other Income/Expenses                                            (109,586)                   -
                                                                    ------------          ---------
Net Gain                                                             $ 74,629                  $ -                   -
                                                                    ============          =========
Per Share Information:

     Weighted average number
     of common shares outstanding                                   6,621,999             6,621,999
                                                                    ------------          ---------
Net Loss per common share                                             (*)                   (*)
                                                                    ============          =========
* Less than $.01

See Accountants' Review Report


                            IMPLANTABLE VISION, INC.
                     (Formerly Baymark Technologies, Inc.)
                   Consolidated Stockholders Equity (Deficit)
                               November 30, 2005

                                            PREFERRED STOCK                        COMMON STOCKS  Additional             Total
                                      SERIES A             SERIES B                               Paid-In   Accumulate Stockholders'
                                 # of Shares  Amount   # of Shares  Amount   # of Shares  Amount   Capital     Deficit    Equity
                                 -----------  ------   -----------  ------   -----------  ------   -------     -------    ------


Balance - July 31, 1998           1,000,000   $ 1,000   100,000    $ 100      144,035     $ 144 $5,866,255 $(6,091,217)  $ (223,718)

Issuance of stock for cash          -             -          -        -        11,667        12     92,488           -       92,500
Issuance of stock for services      -             -          -        -         8,005         8    184,080           -      184,088
Issuance of stock for services      -             -          -        -        43,889        44    336,561           -      336,605
Cancellation of stock               -             -          -        -          (778)       (1)       (50)          -          (51)
Net Loss for Year                                                                  -         -          -     (594,159)    (594,159)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 1999           1,000,000     1,000   100,000      100      206,818       207  6,479,334  (6,685,376)    (204,735)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Issuance of stock for cash          -             -          -        -         3,113         3    136,497           -      136,500
Issuance of stock for services      -             -          -        -         6,847         7    152,951           -      152,958
Issuance of stock for services      -             -          -        -        75,735        76    241,752           -      241,828
Issuance of stock for acquisition   -             -          -        -         8,333         8    249,992           -      250,000
Issuance of stock for cash          -             -          -        -         1,667         2     49,998           -       50,000
Stock Option issuance               -             -          -        -            -         -      36,000           -       36,000
Net Loss for Year                   -             -          -        -            -         -          -     (698,384)    (698,384)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Balance -  July 31, 2000          1,000,000     1,000   100,000      100      302,513       303  7,346,524  (7,383,760)     (35,833)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Issuance of stock for services      -             -          -        -       127,976       128     49,779           -       49,907
Cancellation of stock for
 acquisition                        -             -          -        -        (8,333)       (8)       (75)          -          (83)
Net Loss for Year                   -             -          -        -            -         -          -     (506,088)    (506,088)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 2001           1,000,000     1,000   100,000      100      422,156       423  7,396,228  (7,889,848)    (492,097)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Issuance of stock for services      -             -          -        -        73,115        73    216,510           -      216,583
Issuance of stock for cash          -             -          -        -        10,000        10      9,990           -       10,000
Issuance of stock for services      -             -          -        -         7,000         7      6,993           -        7,000
Issuance of stock for services      -             -          -        -        10,000        10      9,990           -       10,000
Issuance of stock for services      -             -          -        -       108,500       109    162,641           -      162,750
Issuance of stock for services      -             -          -        -        10,000        10      9,990           -       10,000
Issuance of stock for services      -             -          -        -         1,429         1        999           -        1,000
Net Loss for Year                   -             -          -        -            -         -          -     (318,935)    (318,935)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 2002           1,000,000     1,000   100,000      100      642,200       643  7,813,341  (8,208,783)    (393,699)
                                  ---------     -----  --------    ------  ----------  -------- ---------- ----------- -------------
Issuance of stock for services      -             -          -        -        20,000        20      4,980           -        5,000
Net Loss for Year                   -             -          -        -            -         -          -      (70,519)     (70,519)
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 2003           1,000,000     1,000   100,000      100      662,200       663  7,818,321  (8,279,302)    (459,218)
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Net Loss for Year                   -             -          -        -            -         -          -     (150,178)    (150,178)
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 2004           1,000,000     1,000   100,000      100      662,200       663  7,818,321  (8,429,480)    (609,396)
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Net Loss for Year                   -             -          -        -            -         -          -           -           -
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - July 31, 2005           1,000,000     1,000   100,000      100      662,200       663  7,818,321  (8,429,480)    (609,396)
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Cancelled Stocks                    -             -    (100,000)    (100)    (300,000)     (300)       400           -           -
Capital Investment                  -             -          -        -            -         -     475,000                  475,000
Issuance of stock for Directors     -             -          -        -        10,000        10          -           -           10
Issuance of stock for Acquisition   -             -          -        -    30,000,000    30,000        200           -       30,200
Net Gain for Period                 -             -          -        -            -         -          -       74,629       74,629
                                  ---------    ------  --------    ------  ----------  -------- ---------- ----------- -------------
Balance - November 30, 2005       1,000,000    $1,000        -      $ -    30,372,200  $ 30,373 $8,293,921 $(8,354,851    $ (29,557)
                                  =========    ======  =========   ======  ==========  ======== ========== =========== =============
Stocks are shown with the 10 for 1 reverse
split of stock in September 2005

See Accountants' Review Report



                            IMPLANTABLE VISION, INC.
                     (Formerly Baymark Technologies, Inc.)
                      Consolidated Statement of Cash Flows
                                  (Unaudited)

                                Indirect Method

                                                                                                              Proforma
                                                                                                             November 30,
                                                                                                       2005               2004
                                                                                                       ----               ----

Cash Flows from Operating Activities:

     Net Gain/(Loss)                                                                                    $ 74,629               $ -
     Depreciation                                                                                              -                 -
     Adjustments to reconcile net loss to cash used
        by operating activities
     Decrease in prepaid expenses                                                                              -                 -
     (Decrease) in Discontinued Operations                                                                  (148)                -
     (Decrease) Increase in accounts payable and accrued expenses                                       (415,612)                -
                                                                                                        --------               -----
Net Cash Used by Operating Activities                                                                   (341,131)                -
                                                                                                        --------               -----
Cash flows from Investing Activities:
     Sale of Property                                                                                          -                 -
                                                                                                        --------               -----
Net Cash used for Investing Activities                                                                         -                 -
                                                                                                        --------               -----
Cash Flows from Financing Activities:

     Proceeds from capital investment                                                                    475,000                 -
     Proceeds from note payable - related party                                                            4,702
     Proceeds from stock issuance                                                                         30,210
     Payments to Loans from officers                                                                    (168,731)                -
                                                                                                        --------               -----
Net Cash Provided by Financing Activities                                                                341,181                 -
                                                                                                        --------               -----
Net Increase in Cash & Cash Equivalents                                                                       50                 -

Beginning Cash & Cash Equivalents                                                                              -                 -
                                                                                                        --------               -----
Ending Cash & Cash Equivalents                                                                              $ 50               $ -
                                                                                                        ========               =====

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash paid for Interest                                                                                  $ -               $ -
                                                                                                        ========               =====
     Cash paid for Income Taxes                                                                              $ -               $ -
                                                                                                        ========               =====

See Accountants' Review Report

                            IMPLANTABLE VISION, INC.
                      (Formerly Baymark Technologies, Inc.)
                     Notes to Pro Forma Financial Statements
                                November 30, 2005
                                   (Unaudited)


Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

Organization:
-------------

The Company (formerly E-Commerce West Corp.), is now renamed Implantable Vision, Inc., a Utah Corporation, was incorporated on March 21, 1981. Since incorporation the Company has undergone several name, ownership, directional and management changes. The consolidated financial statements include the accounts of the company and JIG JIG, LLC as merged into BT Acquisitions, Inc. All of the prior subsidiaries have been discontinued except for BT Acquisitions, Inc. with JIG JIG, LLC. On December 16, 2005 the Company entered into an agreement and plan of Reorganization with JIG JIG, LLC (JIG) and its interest holders. JIG has merged into BT Acquisitions, Inc., a newly formed subsidiary of Implantable Vision, Inc.

Basis of Accounting:
--------------------

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

Cash and Cash Equivalents:
-------------------------

The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.

Use of Estimates:
-----------------

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Loss Per Share:
-------------------

Net loss per share is based on the weighted average number of common shares and common shares equivalents outstanding during the period.

Property and Equipment
----------------------

Equipment and property are capitalized at acquisition cost and depreciated utilizing the straight-line method over its estimated useful life. Maintenance and repairs are charged to operations as incurred.

Other Comprehensive Income
--------------------------

The Company has no material components of other comprehensive income (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

                            IMPLANTABLE VISION, INC.
                      (Formerly Baymark Technologies, Inc.)
                          Notes to Financial Statements
                                November 30, 2005
                                   (Unaudited)


Note 2 - Federal Income Taxes:
------------------------------

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statements or tax purposes.

The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 109"). "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

                                               2005                     2004
                                             ----------              --------
Deferred tax assets
         Net operating loss carryforwards   $ 8,354,851             $ 8,429,480
         Valuation allowance                 (8,354,851)             (8,429,480)
                                            -------------          -------------
         Net deferred tax assets            $         0             $         0
                                            =============          =============

At November 30, 2005, the Company had net operating loss carryforwards of approximately $8,354,851 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will begin to expire in 2010.

Note 3 - Going Concern:
-----------------------

The Company's financial statements have been prepared on the basis that it is a going concern, which contemplated the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's current liabilities exceed the current assets by $29,557 at November 30, 2005.

The Company has earned no revenue from operations in 2005. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital to ultimately achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management is seeking new capital to revitalize the Company.

Note 4 - Capital Stock Transactions:
------------------------------------

The authorized capital stock of the Company is 150,000,000 shares of common stock at $.001 par value and 100,000,000 shares of preferred stock at $.001 par value. In September 2005 the Company authorized a 1 for 10 reverse split of all common stock and it has now cancelled the Series B Preferred of stock. All shares and per share amounts in the accompanying financial statements of the Company and notes thereto have been retroactively adjusted to give the effects of the reverse stock split.

                            IMPLANTABLE VISION, INC.
                      (Formerly Baymark Technologies, Inc.)
                          Notes to Financial Statements
                                November 30, 2005
                                   (Unaudited)

Note 5 - Segment Information
----------------------------

Implantable Vision, Inc. operates primarily in a single operating segment, business-to business internet applications. The Company has changed its operating segment as of November 2005 to operating a business of research and development into implantable ocular lenses.

Note 6 - Note Payable - Related Party:
--------------------------------------

         Note payable to George Rozakis for payment of company
         expenses, payable upon demand                                 $ 4,702
                                                                        =======

In the year 2005 George Rozakis an officer of the Company, paid Company expenses and advanced the Company the funds reflected in the Note Payable. The note holder is considered to be a related party.

Note 7 - Subsequent Event:
--------------------------

In December 2005 the Company and JigJig, LLC completed an Agreement and Plan of Merger with the Company to be the surviving entity. The company changed its name effective December 16, 2005 to Implantable Vision, Inc.

Note 8 - Financial Accounting Developments:
-------------------------------------------

Recently issued Accounting Pronouncements
-----------------------------------------

In February 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003, and otherwise are effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities. The Company has not issued any financial instruments with such characteristics.

In December 2003, the FASB issued FASB  Interpretation  No. 46 (revised December
2003), "Consolidation of Variable Interest Entities" (FIN No. 46R), which addresses how a business enterprise should evaluate , whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN No. 46R replaces FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", which was issued in January 2003. Companies are required to apply FIN 46R to variable interests in variable interest entities ("VIE") created after December 31, 2003. For variable interest in VIEs created before January 1, 2004 the interpretation is applied beginning January 1, 2005. For any VIEs that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying value is not practicable, fair value at the date FIN No. 46R first applies may be used measure the assets, liabilities and non-controlling interest of the VIE. The Company does not have any interest in VIEs.

                            IMPLANTABLE VISION, INC.
                      (Formerly Baymark Technologies, Inc.)
                          Notes to Financial Statements
                                November 30, 2005
                                   (Unaudited)

Note 8 - Financial Accounting Developments:
-------------------------------------------

In December 2004, the FASB issued SFAS No. 123R (revised 2004) "Share-Based Payment" which amends FASB Statement No. 123 and will be effective for public companies for interim or annual periods beginning June 15, 2005. The new statement will require entities to expense employee stock options and other share-based payments. The new standard may be adopted in one of three ways - the modified prospective transition method, a variation of the modified transition method or the modified retrospective transition method. The Company is to evaluate how it will adopt the standard and the evaluation the effect that the adoption of SFAS 123R will have on the financial position and results of operations.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4." The statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). Paragraph 5 of ARB No. 43, Chapter 4 previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight and rehandling costs may be so abnormal as to require treatment as current period charges". SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal". In addition, this statement requires that allocation of fixed production overhead to the costs of conversion be based on the prospectively and are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for inventory costs incurred during fiscal years beginning after the date this Statement is issued. The adoption of SFAS No. 151 does not have an impact on the Company's financial position and results of operations.

In December 2004, the FASB issued SFAS No. 153, Exchange of Non-monetary Assets, an amendment of APB Opinion No. 29. The guidance in APB opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchange of non-monetary assets should be measured on the fair value of the assets exchanges. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets that do not have commercial substance. A non-monetary has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for non-monetary exchanges occurring in fiscal periods beginning June 15, 2005. The adoption of SFAS No. 153 is not expected to have an impact on the Company's financial position and results of operations.

In March 2005, the FASB issued FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations" ("FIN 47"). FIN 47 provides guidance relating to the identification of and financial reporting for legal obligations to perform an asset retirement activity. The Interpretation requires recognition of a liability for the fair value of a conditional asset retirement obligation when incurred if the liability's fair value can be reasonably estimated. FIN 47 also defines when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provision is effective no later than the end of fiscal years ending after December 15, 2005. The Company will adopt FIN 47 beginning the first quarter of fiscal year 2006 and does not believe the adoption will have a material impact on its consolidated financial position or results of operations or cash flows.

                            IMPLANTABLE VISION, INC.
                      (Formerly Baymark Technologies, Inc.)
                          Notes to Financial Statements
                                November 30, 2005
                                   (Unaudited)

Note 8 - Financial Accounting Developments:
-------------------------------------------

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" ("SFAS 154") which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in
Interim Financial Statements-An Amendment of APB Opinion No. 28." SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and a correction of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company in the first quarter of 2006. The Company is currently evaluating the effect that the adoption of SFAS 154 will have on its results of operations and financial condition but does not expect it to have a material impact.

In June 2005, the Emerging Issues Task Force, or EITF, reached a consensus on Issue 05-6, Determining the Amortization Period for Leasehold Improvements, which requires that leasehold improvements acquired in a business combination or purchased subsequent to the inception of a lease be amortized over the lesser of the useful life of the assets or a term that includes renewals that are reasonably assured at the date of the business combination or purchase. EITF 05-6 is effective for periods beginning after July 1, 2005. We do not expect the provisions of this consensus to have a material impact on the financial position, results of operations or cash flows.